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                                                                   EXHIBIT 10.71
                                    GUARANTY
                                    (Lease)

     FOR VALUE RECEIVED, and in order to induce PDS GAMING CORPORATION-NEVADA, a Nevada corporation dba PDS GAMING ("Lessor"), to lease to PIONEER HOTEL, INC., a Nevada corporation ("Lessor") the equipment described in that certain Master Lease Agreement dated December 29, 2000 ("Lease Agreement") and Lease Schedule No.1 thereto dated December 29, 2000 ("Lease Schedule") (the Lease Agreement, Lease Schedule and all documents and instruments executed and delivered to Lessor in connection with the Lease are hereafter collectively the "Lease") made and executed by the Lessee to the order of Lessor, the undersigned hereby absolutely and unconditionally guarantees to Lessor the due and prompt payment by Lessee of all sums due under the Lease, and all other costs incurred, including reasonable attorneys' fees, in enforcing payment of the Lease or this Guaranty (all such costs, the indebtedness evidenced by, and the terms and conditions of the Lease and this Guaranty being herein collectively referred to as the "Indebtedness Guaranteed");

     It is understood and agreed that as a condition of giving this Guaranty, the undersigned shall be given ten (10) days after receipt of written notice from Lessor of a default by Lessee in payment of any Indebtedness Guaranteed to cure such default. If the undersigned fails to cure a default by Lessee within ten (10) days after receipt of written notice from Lessor of a default by Lessee, the undersigned does hereby grant to Lessor the right to demand immediate payment from the undersigned, and the undersigned shall immediately become liable for, the balance of the Indebtedness Guaranteed upon acceleration of the Indebtedness Guaranteed by Lessor, without further notice.

     The undersigned hereby agrees that the Lessor may from time to time without notice to or consent of the undersigned and upon such terms and conditions as the Lessor may deem advisable without affecting this Guaranty (a) release any maker, surety or other person liable for payment of all or any part of the Indebtedness Guaranteed; (b) make any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the Indebtedness Guaranteed; (c) modify, waive, compromise, release, subordinate, resort to, exercise or refrain from exercising any right the Lessor may have hereunder, under the Lease or any other security given for the Indebtedness Guaranteed; (d) accept additional security or guarantees of any kind; (e) endorse, transfer or assign its rights under the Lease, to any other party; (f) accept from Lessee or any other party partial payment or payments on account of the Indebtedness Guaranteed; (g) from time to time hereafter further loan monies or give or extend credit to or for the benefit of the Lessee; and (h) release, settle or compromise any claim of the Lessor against the Lessee, or against any other person, firm or corporation whose obligation is held by the Lessor as security for the Indebtedness Guaranteed.

     The undersigned hereby unconditionally and absolutely waives (a) any obligation on the part of the Lessor to protect, secure or insure any of the security given for the payment of the Indebtedness Guaranteed; (b) the invalidity or unenforceability of the Indebtedness Guaranteed; (c) any of the security given for the payment of the Indebtedness Guaranteed; (d) notice of acceptance of this Guaranty by the Lessor; (e) notice of presentment, demand for payment, notice of non-performance, protest, notices of protest and notices of dishonor, notice of non-payment or partial payment; (f) notice of any defaults under the Lease or in the performance of any of the covenants and agreements contained therein or in any instrument given as security therefor; (g) any defense, offset or claim the Lessee or the undersigned may have against the Lessor; (h) any limitation or exculpation of liability on the part of the Lessee whether contained in the Lease or otherwise; (i) the transfer or sale by the Lessee or the diminution in value thereof of any security given for the Indebtedness Guaranteed; (j) any failure, neglect or omission on the part of the Lessor to realize or protect the Indebtedness Guaranteed or any security given therefor; (k) any right to insist that the Lessor prosecute collection of the Indebtedness Guaranteed or resort to any instrument or security given to secure the Indebtedness Guaranteed or to proceed against the Lessee or against any other guarantor or surety prior to enforcing this Guaranty; provided, however, at its sole discretion the Lessor may either in a separate action or an action pursuant to this Guaranty pursue its remedies against the Lessee or any other guarantor or surety, without affecting its rights under this Guaranty; (l) notice to the undersigned of the existence of or the extending to the Lessee of the Indebtedness Guaranteed, or (m) any order, method or manner of application of any payments on the Indebtedness Guaranteed.

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     Without limiting the generality of the foregoing, the undersigned will not assert against the Lessor any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to the Lessee in respect of the Indebtedness Guaranteed, or any setoff available against the Lessor to the Lessee whether or not on account of a related transaction, and the undersigned expressly agrees that it shall be and remain liable for any deficiency remaining after repossession and sale of any of the leased equipment under the Lease, notwithstanding provisions of law that may prevent the Lessor from enforcing such deficiency against the Lessee. The undersigned hereby specifically waives and renounces any right to proceed against the Lessee, and its successors and assigns, for any deficiency arising as a result of the foreclosure of any mortgage or security interest securing the Indebtedness Guaranteed, which deficiency Lessor may be unable to enforce against the Lessee pursuant to applicable law. The liability of the undersigned shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting the Lessee or any of its assets and that upon the institution of any of the above actions, at the Lessor's sole discretion and without notice thereof or demand therefor, the undersigned's obligations shall become due and payable and enforceable against the undersigned, whether or not the Indebtedness Guaranteed is then due and payable.

     The undersigned further agrees that no act or thing, except for payment and performance in full of the Indebtedness Guaranteed, which but for this provision might or could in law or in equity act as a release of the liabilities of the undersigned hereunder shall in any way affect or impair this Guaranty and the undersigned agrees that this shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until the Indebtedness Guaranteed has been paid in full.

     Performance by the undersigned under this Guaranty shall not entitle the undersigned to be subrogated to any of the Indebtedness Guaranteed or to any security therefor, unless and until the full amount of the Indebtedness Guaranteed has been fully paid.

     The undersigned agrees this Guaranty is executed in order to induce the Lessor to enter into the Lease and with the intent that it shall be relied upon by the Lessor in connection therewith. Execution of the Lease, without any further action or notice, shall constitute conclusive evidence of the reliance hereon by the Lessor. This Guaranty shall run with the Lease and without the need for any further assignment of this Guaranty to any subsequent holder of the Lease or the need for any notice to the undersigned thereof. Upon endorsement or assignment of the Lease to any subsequent holder, said subsequent holder of the Lease may enforce this Guaranty as if said holder had been originally named as Lessor hereunder.

     The undersigned consents to be sued in any jurisdiction in which either the Lessee may be sued or the Lessor's principal place of business, at Lessor's sole option, as well as the undersigned's principal place of business and residence and in the state where this Guaranty is executed.

     No right or remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by the Lessor.

     This Guaranty is delivered in, made in, and shall in all respects be construed pursuant to the laws of the State of Nevada.

     This Guaranty and each and every part hereof, shall be binding upon the undersigned and upon its successors and assigns and shall inure to the pro rata benefit of each and every future holder of the Lease, including the successors and assigns of the Lessor.

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Dated: December 29, 2000
                                    SANTA FE GAMING CORPORATION


                                    By: /s/ Thomas K. Land
                                       ----------------------------------
                                    Print name: Thomas K. Land
                                               --------------------------
                                    Its: SVP & CFO
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